Exhibit 10.1

SETTLEMENT AND RELEASE AGREEMENT

This Global Settlement and Release Agreement (“Agreement”) is entered into as of the 8th day of March 2011 by and between United Health Products, Inc. (formerly United EcoEnergy Corp.), a Nevada corporation having its principal place of business in New York, New York (“United”); Epic Wound Care, Inc., a Florida corporation having its principal place of business in New York, New York and a wholly owned subsidiary of United (“Epic Inc.”); Lead Dog Capital, L.P., a Delaware partnership having its principal place of business in New York, New York (“LD Capital”); Lead Dog Capital Markets, LLC, a New York limited liability company having its principal place of business in New York (“LD Markets”); Kelly T. Hickel, an individual residing in New Jersey (“Hickel”); Jan E. Chason, an individual residing in New York (“Chason”); Philip Forman, an individual residing in New Jersey (“Forman”); Chris Messalas, an individual residing in New York (“Messalas”) and Joseph LaRocco, an individual residing in Connecticut (“LaRocco”), on one side, and United EcoEnergy Advisors, LLC, an investment advisor duly registered under the provisions of the Investment Advisors Act of 1940, as amended (the “Advisors Act”) and a Florida limited liability company having its principal place of business in Florida (“UE Advisors”); Enterprise Administration LLC, a Florida limited liability company having its principal place of business in Florida (“Administration”); Enterprise Partners LLC, a Delaware limited liability company having its principal place of business in New York (“Enterprise”); Patrick J. Donelan, an individual residing in Florida (“Donelan”), and Adam G. Mayblum (“Mayblum”), an individual residing in New York, on the other side,  and Norse II, LLC (“Norse”), a Delaware limited liability company having its principal place of business in Utah; Epic Wound Care, LLC, a Nevada limited liability company having its principal place of business in Utah (“Epic LLC”); and the Individuals listed in the attached Schedule A, on the other side, and CF Consulting, LLC, a Florida limited liability company who served as the escrow agent pursuant to the “Acquisition Agreement” (defined below) (the “Escrow Agent”).  United, Epic Inc., LD Capital, LD Markets, Hickel, Chason, Forman, Messalas and LaRocco are collectively referred to in this Agreement as the “United Parties”.  Enterprise, UE Advisors, Administration, Donelan and Mayblum are collectively referred to in this Agreement as the “Enterprise Parties”.  Norse, Epic LLC and the Individuals listed in the attached Schedule A are collectively referred to in this Agreement as the “Norse Parties”.  The United Parties, the Enterprise Parties and the Norse Parties are collectively referred to in this Agreement as the “Parties”.

RECITALS

WHEREAS, United and Epic LLC entered into an Agreement and Plan of Acquisition, dated May 19, 2009 (the “Acquisition Agreement”) pursuant to which Epic Inc. acquired (the “Acquisition”) the assets and business of Epic LLC (the “Epic Assets”) in exchange for the issuance of up to thirty million (30,000,000) shares (the “Acquisition Shares”) of United’s authorized common stock, $0.001 par value per share (the “Common Stock”), as directed by Epic LLC to the Norse Parties and the Individuals listed on Schedule A, who are various parties having direct or indirect equity interests in Epic LLC or who either received or are successors in interest to such parties (the “Share Recipients”); and

WHEREAS, pursuant to the Acquisition Agreement, twenty million (20,000,000) shares of the Acquisition Shares were issued by United and placed in escrow and have been held in escrow in accordance with certain provisions of the Acquisition Agreement (the “Escrowed Shares”); and

WHEREAS, UE Advisors provided investment advice to United on a regular periodic basis, including investment advice relating to the Acquisition, pursuant to an Investment Advisory and Management Agreement entered into with United in 2006, as amended June 18, 2007, (the “Advisory Agreement”), which was reviewed and approved periodically by the board of directors of United and the holders of the majority of the outstanding voting stock of United, as required by provisions of the Advisors Act, and the rules promulgated thereunder, applicable to United during the time United was a “business development company” as defined by such laws and regulations; and

WHEREAS, Mayblum and Donelan are equity holders in UE Advisors, Donelan is an officer of UE Advisors, Mayblum and Donelan are controlling equity holders of Administration and Enterprise, and each of Mayblum and Donelan are minority non-controlling holders of Common Stock, and, accordingly, each of the Enterprise Parties may be deemed affiliates of the other except that Mayblum and Donelan are not affiliates of each other; and

WHEREAS, each of Mayblum and Donelan are non-controlling shareholders of United;

WHEREAS, certain disputes arose between the United Parties on the one side and the Norse Parties on the other with regard to the Acquisition Agreement and the disposition of the Escrowed Shares, including that the Parties had differences of opinion concerning the satisfaction of certain milestones and conditions in the Acquisition Agreement, and litigation was under consideration; and

WHEREAS, United’s board of directors, after careful consideration and in exercising its business judgment, has determined that it is in the best interest of United and United’s shareholders to waive certain milestones and conditions regarding the release of the Escrowed Shares as set forth in the Acquisition Agreement to or as directed by the Norse Parties in accordance with this Agreement; and

WHEREAS, the Enterprise Parties are willing to transfer an aggregate of two million (2,000,000) shares of Common Stock owned by Mayblum and/or Donelan (the “Contributed Shares”) to United, as a contribution to the capital of United to facilitate the settlement of these disputes; and

WHEREAS, the Parties and their respective counsel, after sincere negotiations, have, voluntarily and in good faith, agreed to resolve and settle any and all claims, controversies, disputes and causes of action, whether asserted or unasserted, known or unknown, real or potential, or whether in law, equity or otherwise, relating to, arising out of, or in any way concerning the Acquisition Agreement and the Escrowed Shares, without any admission of fault, liability or wrongdoing on the part of or on behalf of either Party, pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

TERMS AND CONDITIONS

SECTION 1. CONSIDERATION, RELEASES AND TRANSFER OF SETTLEMENT SHARES.

1.1 Upon the terms and subject to the conditions set forth in this Agreement, the Norse Parties shall receive 20 million Escrowed Shares and United shall receive 2 million Contributed Shares (the “Settlement Shares”).  Within thirty (30) days of the date hereof, counsel for the Norse Parties, Ronald Stauber, Esq., shall provide United and the Escrow Agent with written instructions regarding the disbursement of the Escrowed Shares.  The Escrowed Shares shall be released by the Escrow Agent and issued by United in accordance with the written instructions provided by the Norse Parties’ counsel and the Contributed Shares will be transferred by Mayblum and/or Donelan to United.

1.2 The Escrowed Shares shall be duly authorized, and, upon release in accordance with the instructions provided by Mr. Stauber, will be validly issued, fully paid and non-assessable, free from all liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of United, and will not impose personal liability on the holders thereof to United or its creditors.  Certificates representing the 2 million Contributed Shares shall be delivered to United, together with duly executed documents of transfer, within five (5) business days of the execution of this Agreement by all Parties and cancelled or held as treasury shares by United in the discretion of United’s board of directors.  The other Parties to this Agreement agree and acknowledge that (a) neither Mayblum, Donelan nor any Enterprise Party has any other obligations with respect to the cancellation or transfer of the Contributed Shares or the registration and delivery of the Escrowed Shares; and (b) the provisions in this Agreement for the benefit of the Enterprise Parties shall be effective notwithstanding any failure on the part of United, the United Parties, or any other person to cancel the Contributed Shares or deliver the Escrowed Shares as contemplated by this Agreement.  United agrees to deliver to Mayblum and Donelan certificates representing shares of Common Stock delivered to United in excess of 2 million, if any, within ten (10) business days of its receipt of the certificates representing the Contributed Shares, without legends (if such certificates are accompanied by appropriate documentation that any restriction on the transfer of the excess shares is no longer applicable).  The Norse Parties waive and release in full any and all rights they have to any further Escrowed Shares or Contributed Shares.

1.3 In consideration of and subject to the United Parties and the Enterprise Parties entering into this Agreement, the agreement of Donelan and Mayblum to transfer the Contributed Shares and United’s agreement to release the Escrowed Shares, the Norse Parties, on behalf of themselves and on behalf of each of their related parties, including but not limited to, predecessors, successors, affiliates, assigns, and present and former officers, directors, employees, agents, representatives, insurers, sureties and attorneys (and to the extent such Party is a natural person, their heirs, executors and administrators), hereby irrevocably, unconditionally and generally release and forever discharge the United Parties and the Enterprise Parties for any past, present, or future liability to Norse or the Norse Parties and from any and all claims, demands, causes of action, obligations, liens, damages, losses, costs, attorneys’ fees, and expenses of every kind and nature whatsoever, known or unknown, asserted or unasserted, potential or real, fixed or contingent, including any and all rights to subrogation therefor, which Norse or the Norse Parties may have had, now have, or may hereafter have against any of the United Parties or the Enterprise Parties by reason of any matter, cause, or thing arising at any time up to the date of this Agreement, including without limitation any and all claims arising out of or in connection with the Acquisition Agreement, other agreements with respect to the Acquisition, the release of the Escrowed Shares and any action whatsoever relating to, on behalf of or concerning United.

1.4 In consideration of and subject to the Norse Parties and the Enterprise Parties entering into this Agreement and the agreement of Donelan and Mayblum to transfer the Contributed Shares, the United Parties, on behalf of themselves and on behalf of each of their related parties, including but not limited to, predecessors, successors, affiliates, assigns, and present and former officers, directors, employees, agents, representatives, insurers, sureties and attorneys (and to the extent such Party is a natural person, their heirs, executors and administrators), hereby irrevocably, unconditionally and generally release and forever discharge the Norse Parties and the Enterprise Parties for any past, present, or future liability to United or the United Parties and from any and all claims, demands, causes of action, obligations, liens, damages, losses, costs, attorneys’ fees, and expenses of every kind and nature whatsoever, known or unknown, asserted or unasserted, potential or real, fixed or contingent, including any and all rights to subrogation therefor, which United or the United Parties may have had, now have, or may hereafter have against any of the Enterprise Parties or the Norse Parties by reason of any matter, cause, or thing arising at any time up to the date of this Agreement, including without limitation any and all claims arising out of or in connection with the Acquisition Agreement, other agreements with respect to the Acquisition, the release of the Escrowed Shares and any action whatsoever relating to, on behalf of or concerning United.

1.5 In consideration of and subject to the United Parties and the Norse Parties entering into this Agreement, and United’s agreement to release the Escrowed Shares, the Enterprise Parties, on behalf of themselves and on behalf of each of their related parties, including but not limited to, predecessors, successors, affiliates, assigns, and present and former officers, directors, employees, agents, representatives, insurers, sureties and attorneys (and to the extent such Party is a natural person, their heirs, executors and administrators), hereby irrevocably, unconditionally and generally release and forever discharge the United Parties and the Norse Parties for any past, present, or future liability to the Enterprise Parties and from any and all claims, demands, causes of action, obligations, liens, damages, losses, costs, attorneys’ fees, and expenses of every kind and nature whatsoever, known or unknown, asserted or unasserted, potential or real, fixed or contingent, including any and all rights to subrogation therefor, which the Enterprise Parties may have had, now have, or may hereafter have against any of the United Parties or the Norse Parties by reason of any matter, cause, or thing arising at any time up to the date of this Agreement, including without limitation any and all claims arising out of or in connection with the Acquisition Agreement, other agreements with respect to the Acquisition, the release of the Escrowed Shares and any action whatsoever relating to, on behalf of, or concerning United.  Notwithstanding the foregoing, this Agreement shall not release, diminish, impair or in any way limit United’s obligations to:  (i) indemnify and hold harmless UE Advisors (and such other persons and entities identified in and defined as “Indemnified Parties” in the Advisory Agreement) pursuant and subject to the provisions of Section 8 thereof and subject to the terms and conditions of the Advisory Agreement; (ii) to indemnify and hold each of the Enterprise Parties harmless from claims, costs of settlement, judgments and expenses of investigation, negotiation and settlement and defense of such claims, arising from such persons acts and services performed by any of the Enterprise Parties for or on behalf of United in their capacity as an officer, director or employee to the fullest extent permissible under law and United’s articles of incorporation and by-laws; or (iii) the account payable from United to Enterprise and other Enterprise Parties duly recorded on United’s books and records representing funds advanced to or paid on behalf of United by such parties for operating expenses in 2006 and 2007 and duly reported in United’s filings with the Securities and Exchange Commission.

1.6 Each Party covenants not to sue or to institute or to cause to be institute any action in any federal, state or local agency or court against the other Parties, including, but not limited to, any of the claims released in paragraphs 1.2, 1.3 and 1.4 of this Agreement.  Notwithstanding the foregoing, nothing herein shall prevent any Party from instituting any action required to enforce the terms of this Agreement, and in the event of a Party’s breach of the terms of this Agreement, without prejudice to such other Party’s other rights and remedies available at law or in equity, except as prohibited by law, such Party shall be liable for all costs and expenses (including, without limitation, reasonable attorney’s fees and legal expenses, including such costs and expenses related to investigation) incurred by the other Party as a result of such breach.

1.7 United shall bear all costs and expenses relating to the transfer of the Escrowed Shares to the Norse Parties as well as the delivery of certificates representing the Escrowed Shares to the Norse Parties.  United also shall bear all costs and expenses relating to the cancellation of the Contributed Shares and the delivery of certificates representing the excess shares, if any, to Mayblum and Donelan.

1.8 The United Parties agree and acknowledge that United will be responsible for the removal of restrictions on the transfer of shares represented by the certificates representing the Escrowed Shares to be issued to the Norse Parties.

SECTION 2. REPRESENTATIONS AND WARRANTIES

2.1 The United Parties.

(a) Each United Party to this Agreement represents and warrants to the Norse Parties and the Enterprise Parties, as to itself and any other United Party that is an affiliate of such Party, that, as of the date hereof:  (i) such Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (or, if such Party is an individual, such Party has the legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder); (ii) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not require the consent of any person or entity that has not been obtained; (iii) this Agreement is a valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or other similar laws; (iv) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not contravene, conflict with or result in a violation of any of the terms or requirements of, or give rise to any right to terminate or modify any contract to which such Party is a party or is bound; and (v) the execution, delivery or performance of this Agreement by such Party and the consummation of the transactions contemplated hereby does not breach or conflict with any undertaking, instrument or court order to which the such Party is subject.

(b) United waives the milestones and conditions regarding the release of the Escrowed Shares as set forth in the Acquisition Agreement and has authorized the Escrow Agent to release the Escrowed Shares in accordance with the terms and conditions of this Agreement.

(c)  Each United Party to this Agreement has read and understood the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

2.2 The Enterprise Parties.

(a) Each Enterprise Party to this Agreement represents and warrants to the Norse Parties and the United Parties, as to itself and any other Enterprise Party that is an affiliate of such Party, that, as of the date hereof:  (i) such Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (or, if such Party is an individual, such Party has the legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder); (ii) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not require the consent of any person or entity that has not been obtained; (iii) this Agreement is a valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or other similar laws; (iv) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not contravene, conflict with or result in a violation of any of the terms or requirements of, or give rise to any right to terminate or modify any contract to which such Party is a party or is bound; and (v) the execution, delivery or performance of this Agreement by such Party and the consummation of the transactions contemplated hereby does not breach or conflict with any undertaking, instrument or court order to which the such Party is subject.

(b) Each Enterprise Party to this Agreement has read and understood the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

2.3 The Norse Parties.

(a) Each Norse Party to this Agreement represents and warrants to the United Parties and the Enterprise Parties, as to itself and any other Norse Party that is an affiliate of such Party, that, as of the date hereof:  (i) such Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (or, if such Party is an individual, such Party has the legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder); (ii) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not require the consent of any person or entity that has not been obtained; (iii) this Agreement is a valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, except to the extent that enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or other similar laws; (iv) the execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby do not contravene, conflict with or result in a violation of any of the terms or requirements of, or give rise to any right to terminate or modify any contract to which such Party is a party or is bound; and (v) the execution, delivery or performance of this Agreement by such Party and the consummation of the transactions contemplated hereby does not breach or conflict with any undertaking, instrument or court order to which the such Party is subject.

(b) None of the Norse Parties are affiliates of United.

(c) None of the Norse Parties has transferred or assigned any interest in any claim against the United Parties or the Enterprise Parties released by this Agreement, unless such assignee is also a Norse Party.

(d) No Norse Party is aware of any other person that has a claim based on the Acquisition or the release of the Escrowed Shares.

(e) Each Norse Party to this Agreement has read and understood the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

(f) Each Norse Party that will receive Settlement Shares (i) has not relied upon any representation concerning United, its business or prospects, capital structure, operations or financial condition made by any Enterprise Party or United Party; (ii) has reviewed and, in making a decision to acquire the Settlement Shares has and will rely solely upon the  periodic reports filed by United with the Securities and Exchange Commission; (iii) is an “accredited investor” as is defined in Rule 501(a) of Regulation D of the Securities Act; and (iv) understands the financial and other risks relating to the ownership of shares of United and that the value of the Settlement Shares may decrease.

SECTION 3. TERM AND TERMINATION

3.1This Agreement shall become effective upon signing by all of the Parties and shall remain effective unless occurrence of any of the following events: (a) termination by mutual written agreement between the Parties; or (b) if either Party breaches any of its obligations under this Agreement

SECTION 4. GOVERNING LAW AND DISPUTE RESOLUTION

4.1 This Agreement is governed by and shall be construed in accordance with the laws of the   State of New York, USA, without regard to the conflict of law principles thereof.

4.2 Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity thereof, shall be determined by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three (3); the place of arbitration shall be New York, New York, U.S.A; and the language of the arbitration shall be English.  The written arbitration award shall be final and binding and shall contain reasons and award costs.

SECTION 5. MISCELLANEOUS

5.1 Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by United, Norse and Mayblum, or, in the case of a waiver, by the Party against whom the waiver is to be effective and any other Party that may be affected by such waiver.  No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.2 This Agreement shall inure to the benefit of and be binding upon the United Parties, the Norse Parties, the Enterprise Parties and their respective successors and permitted assignees.

5.3 Each Party represents and acknowledges that in executing this Release, he/she or it does not rely and has not relied upon any representation or statement made by the other Party or by any of the other Party’s past or present affiliates, agents, representatives, employees or attorneys with regard to the subject matter, basis or effect of this Agreement, other than as set forth in this Agreement.

5.4 Each Party acknowledges that (a) it has been represented by independent counsel in reviewing this Agreement, or has knowingly waived the right to do so, (b) it understands the provisions of this Agreement and knowingly and voluntarily agrees to be bound by them, (c) the consideration recited is all that the Parties are to receive, (d) this Agreement shall not be subject to any claim of mistake of fact and (e) this Agreement expresses a full and complete settlement of any liability and is intended to avoid litigation and so be final and complete.

5.5 The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.6 This Agreement constitutes the entire agreement between the Parties with respect to the subject matters set forth herein and supersede all prior discussions, notes, memoranda, negotiations, understandings and all the documents and agreements between them relating to the same.

5.7 The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement.

5.8 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties.  This Agreement, once executed by a Party, may be delivered to the other Parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

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[Signature pages follow]

IN WITNESS WHEREOF this Agreement has been duly signed by the Parties hereto or their duly authorized representatives on the date first written above.

CF CONSULTING, LLC, ESCROW AGENT

/s/ Robert Hipple

By:  Robert Hipple
Title: Manager

UNITED HEALTH PRODUCTS, INC.

/s/ Phillip Forman

 By:  Dr. Phillip Forman
Title:  CEO

EPIC WOUND CARE, INC.

/s/ Phillip Forman

By: Dr. Phillip Forman
Title:  CEO

LEAD DOG CAPITAL, L.P. BY ITS GENERAL PARTNER LEADDOG CAPITAL MARKETS, LLC

/s/ Chris Messalas

By: Chris Messalas
Title: Managing Member

LEAD DOG CAPITAL MARKETS, LLC

/s/ Chris Messalas

By: Chris Messalas
Title: Managing Member

KELLY T. HICKEL

/s/ Kelly T. Hickel

By: Kelly T. Hickel

JAN E. CHASON

/s/ Jan E. Chason

By: Jan E. Chason

PHILIP FORMAN

/s/ Philip Forman

By: Philip Forman

CHRIS MESSALAS

Chris Messalas

By: Chris Messalas

JOSEPH B. LAROCCO

/s/ Joseph B. LaRocco

By: Joseph B. LaRocco

UNITED ECOENERGY ADVISORS, LLC

/s/ Patrick J. Donelan

By: Patrick J. Donelan
Title: CEO

ENTERPRISE ADMINISTRATION LLC

/s/ Patrick J. Donelan

By: Patrick J. Donelan
Title: Managing Member

ENTERPRISE PARTNERS LLC

/s/ Adam G. Mayblum

By: Adam G. Mayblum
Title: Managing Member

PATRICK J. DONELAN

/s/ Patrick J. Donelan

By: Patrick J. Donelan

ADAM G. MAYBLUM

/s/ Patrick J. Donelan

By:  Adam G. Mayblum

NORSE II, LLC

/s/  Todd F. Brashear

By: Todd F. Brashear
Title: Manager

EPIC WOUND CARE, LLC

/s/ Nate Knight

By: Nate Knight
Title: Managing Member

DOUG BEPLATE

/s/ Doug Beplate

By: Doug Beplate

PETER CLARK

/s/ Peter Clark

By: Peter Clark

WENDY HARPER

/s/ Wendy Harper

By:  Wendy Harper

HAROLD ANDERSON

/s/ Harold Anderson

By: Harold Anderson

RANDY PERALDO

/s/ Randy Peraldo

By:  Randy Peraldo

RICHARD BAGGET

/s/ Richard Bagget

By:  Richard Bagget

THOMAS GLENNDAHL

/s/ Thomas Glenndahl

By:  Thomas Glenndahl

RICH PLANTE

/s/ Rich Plante

By: Rich Plante

KATHY JONES

/s/ Kathy Jones

By: Kathy Jones

STEPHEN GAURINO

/s/ Stephen Gaurino

By:  Stephen Gaurino

NATE KNIGHT

/s/ Nate Knight

By:  Nate Knight

TODD BRASHEAR

/s/ Todd Brashear

By:  Todd Brashear

PHIL MCCARTHEY

/s/ Phil McCarthey

By: Phil McCarthey

TOM MCCARTHEY

/s/ Tom McCarthey

By: Tom McCarthey

SARAH MCCARTHEY

/s/ Sarah McCarthey

By: Sarah McCarthey

MAUREEN MCCARTHEY

/s/ Maureen McCarthey

By: Maureen McCarthey